United States Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.

Date of Report: February 14, 2002

ASTROCOM CORPORATION
(Exact name of small business issuer as specified in its charter)

Minnesota                                                                                  #0-8482
(State or other jurisdiction of                                                 (Commission File Number)
incorporation or organization)

3500 Holly Lane North, Suite 60
Plymouth, MN 55447-1284                                                        41-0946755
(Address of principal executive offices)                              (I.R.S. Employer Identification Number)
(Zip Code)

(612) 378-7800
(Issuer's telephone number)

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Item 5 Other Events

On February 14, 2002, registrant issued the following press release:

"Astrocom announces a 50% reduction in work force.

"Minneapolis, February 14, 2002 - Astrocom Corporation (OTC: Bulletin Board: ATCC)        announced today that is has laid off six employees bringing its work force down to seven.

"'These layoffs were necessary in order to reduce expenses in light of the disappointing sales volume of the recently introduced PowerLink WAN aggregator and the longer than anticipated time required to raise additional funds via a private placement effort currently under way' said Ronald Thomas, President and CEO of Astrocom. 'Although the PowerLink has been performing very well in providing aggregated Wide Area Network (WAN) bandwidth and automatic fail-over service at the customer installations, the sales cycle has been extremely long and has resulted in a severe cash flow problem for the Company' said Mr. Thomas.

"Astrocom Corporation develops, manufactures, markets and services electronic devices, which address key areas of wide area data, voice and video communications networks."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 14, 2002                               ASTROCOM CORPORATION

                                                                     By:_______________________
                                                                        Ronald B. Thomas
                                                                        President and Chief Executive Officer

                                                                     By:_______________________
                                                                        John M. Bucher
                                                                        Director of Operations and Corporate Controller